UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2008

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 25, 2008, F. Ben James Jr., retired as a director of Cleco Corporation (the “Company”).  Mr. James served as a director since 1986 and has reached the retirement age for outside directors specified in the Company’s Bylaws.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 25, 2008 and in connection with the retirement of Mr. James, the Board of Directors of the Company amended the Company’s Bylaws to decrease the number of directors serving on the board to nine.  Prior to the amendment, the Bylaws provided for ten directors to serve on the board.  The text of the amendment is filed as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

3.1 Text of the Amendment to the Bylaws of Cleco Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: April 28, 2008	By: /s/ R. Russell Davis
R. Russell Davis
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Text of the Amendment to the Bylaws of Cleco Corporation.